UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒        Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 240.14a-12

Invesco Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Online Go to www.envisionreports.com/IVZ or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the Invesco Ltd. Shareholder Meeting to be Held on Thursday, May 21, 2026 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The 2025 Annual Report and 2026 Proxy Statement are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/IVZ. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before May 8, 2026 to facilitate timely delivery. 2 N O T 04954D Shareholder Meeting Notice www.envisionreports.com/IVZ

Shareholder Meeting Notice The 2026 Annual Meeting of Shareholders of Invesco Ltd. will be held on Thursday, May 21, 2026 at 11:30 a.m. Eastern, virtually via the Internet at meetnow.global/MMQAAHL. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all nominees and FOR Proposals 2, 3 and 4: 1. Election of Directors: 01—Sarah E. Beshar 02 - Thomas M. Finke 03—Thomas P. Gibbons 04—William F. Glavin, Jr. 05 - Elizabeth S. Johnson 06 – Andrew R. Schlossberg 07 – Sir Nigel Sheinwald 08 – Paula C. Tolliver 09 – G. Richard Wagoner, Jr. 10 – Christopher C. Womack 11 - Phoebe A. Wood 2. Advisory vote to approve the company’s 2025 executive compensation. 3. Appointment of PricewaterhouseCoopers LLP as the company’s independent registered public accounting firm for 2026. 4. Amendment of the company’s Fourth Amended and Restated Bye-Laws to allow shareholders to remove a director with or without cause. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/IVZ. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials Invesco Ltd.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by May 8, 2026.